Supplement dated June 16, 2014 to the current Summary Prospectus

John Hancock Greater China Opportunities Fund
(the “fund”)

The following information supplements the portfolio manager information in the Summary Prospectus under the heading “Portfolio management”:

Oscar KF Leung will no longer serve as a portfolio manager of the fund. Accordingly, all references to Mr. Leung as a portfolio manager on the investment management team of the fund are removed from the Prospectuses for all share classes of the fund. Ronald Chan, CFA and Kai-Kong Chay, CFA will continue as portfolio managers of the fund.

You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference.